Execution Version #4911-8462-5805v1 AMENDMENT NO. 2 to CREDIT AGREEMENT Dated as of February 19, 2026 This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), is entered into as of February 19, 2026, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), the GUARANTORS party hereto, BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”). RECITALS A. Borrower, the Guarantors, the Administrative Agent and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Credit Agreement dated as of October 31, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 7, 2025 by and among the Borrower, the guarantors party thereto and the Administrative Agent (acting at the direction of the Required Lenders) and as may be further amended, restated, supplemented or otherwise modified, the “Existing Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Amended Credit Agreement (as defined below)). B. Borrower has requested that certain amendments to the Existing Credit Agreement set forth below (as so amended, the “Amended Credit Agreement”). C. The Administrative Agent (in such capacity and on behalf of the Required Lenders acting with the consent of such Required Lenders) agrees, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: AGREEMENT 1. Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each Loan Party and Owner Trustee party hereto hereby (a) ratifies and reaffirms all of its payment and performance obligations (including, as to any Guarantor or Owner Trustee, its Guaranteed Obligations (as defined in the Amended Credit Agreement and the applicable Owner Trustee Guaranty, respectively), contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Collateral Documents to which it is a party and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof. 2. Amendments to Existing Credit Agreement. Effective as of the Effective Date, the Existing Credit Agreement is hereby amended as follows: 2.1 The definition of “Total Debt” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2 #4911-8462-5805v1 ““Total Debt” means, with respect to the Borrower and its Subsidiaries, all Indebtedness described in clause (a) of the definition thereof (excluding, for the avoidance of doubt, contingent reimbursement obligations for undrawn letters of credit, surety bonds and similar obligations) and Attributable Indebtedness described in clause (a) of the definition thereof; minus 100% of any WEST Restricted Proceeds; provided, however, that any Indebtedness (i) for which the Borrower or its Subsidiaries are contractually obligated to make a prepayment and funds have been set aside for such prepayment but such prepayment has not yet been made; or (ii) of one or more Excluded Subsidiaries of the Borrower that is (A) Non-Recourse Debt of such Excluded Subsidiaries, (B) not a liability on the Consolidated balance sheet of the Borrower in accordance with GAAP and (C) relates to existing or future fund structures sponsored by the Borrower that include third party limited partners or other investors who are not Affiliates of the Borrower, shall not, in either of the foregoing clauses (i) or (ii) of this proviso be deemed to be Total Debt or be outstanding for purposes of calculating the Maximum Leverage Ratio.” 3. Section 11.01(d) Amendments to Existing Credit Agreement. Pursuant to Section 11.01(d) of the Existing Credit Agreement and effective as of the Effective Date, the Borrower and the Administrative Agent hereby agree to the following amendments to the Existing Credit Agreement: 3.1 Section 6.13(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) The Loan Parties will cause each Subsidiary (other than Excluded Subsidiaries) that (i) is not an Immaterial Subsidiary or (ii) notwithstanding clause (i), (A) owns or acquires a Specified Asset that the Borrower has added or intends to add to the Borrowing Base or (B) is a Free Flow Cash Subsidiary (unless the equity of such Free Flow Cash Subsidiary is Pledged Equity or subject to an Acceptable Lien), whether newly formed, after acquired or otherwise existing to promptly (and in any event within ten (10) Business Days after such Subsidiary is formed or acquired or designated by the Borrower as a Loan Party (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) to become a Guarantor hereunder by way of execution of a Joinder Agreement.” 3.2 Section 7.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) Liens securing the Secured Obligations;” 4. Conditions. This Amendment shall become effective as of the date by which the Administrative Agent shall have received a counterpart of this Amendment, duly executed by the Borrower and the Administrative Agent (acting with the consent of the Required Lenders) (such date, the “Effective Date”). 5. Borrower’s Representations and Warranties. Borrower represents and warrants, for the benefit of the Lenders and the Administrative Agent, as follows: 5.1 Borrower has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby;

3 #4911-8462-5805v1 5.2 all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment have been taken and/or received; 5.3 this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law); 5.4 the execution, delivery and performance of this Amendment will not (a) violate or contravene any material requirement of Applicable Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound; 5.5 after giving effect to the Schedule updates set forth on Exhibit A hereto, the representations and warranties contained in the Amended Credit Agreement are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof); and 5.6 no Default has occurred and is continuing. 6. Reference to and Effect on the Credit Agreement and the Other Loan Documents. 6.1 Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Amended Credit Agreement, as amended hereby. 6.2 Except as specifically amended herein, the Amended Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects. 6.3 The execution, delivery and effectiveness of this Amendment is limited to the matters specified herein and shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document or constitute a modification, acceptance, or waiver of any other provision of the Amended Credit Agreement or any other Loan Document, except as specifically set forth herein. 7. Payment of Expenses. Borrower shall pay the fees and expenses of the Administrative Agent in connection with this Amendment in accordance with Section 11.04 of the Amended Credit Agreement. 8. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic imagining means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Subject to Section 11.18 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using

4 #4911-8462-5805v1 Electronic Signatures (including facsimile and .pdf) and shall be considered an original and shall have the same legal effect, validity and enforceability as a paper record. 9. Governing Law; Severability. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AN THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10. Submission to Jurisdiction, Waiver of Venue; Waiver of Jury Trial. The terms of Sections 11.14 and 11.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 11. No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Amendment and all Loan Documents shall remain in full force and effect. 12. Integration. The Loan Documents, including this Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. 13. Loan Document. This Amendment shall constitute a Loan Document under and as defined in the Amended Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Amended Credit Agreement. [Signature Pages Follow]

[SIGNATURE PAGE TO LIMITED WAIVER NO. 1 TO CREDIT AGREEMENT] IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above. BORROWER: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: Name: Title: Senior Vice President Z. Clifton Dameron IV /s/ Z. Clifton Dameron IV

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT] GUARANTORS: WILLIS AERONAUTICAL SERVICES, INC., a Delaware corporation By: Name: Title: COCONUT CREEK AVIATION ASSETS LLC, a Delaware limited liability company By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation Its sole member By: Name: Title: WILLIS LEASE MARINE LLC, a Cayman Islands limited liability company By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation Its sole manager By: Name: Title: WILLIS ENGINE REPAIR CENTRE (UK) LIMITED, an English private company limited by shares By: Name: Title: WILLIS AVIATION SERVICES LIMITED, an English private company limited by shares By: Name: Title: /s/ Caroline Vandedrinck Caroline Vandedrinck Director Director Caroline Vandedrinck /s/ Caroline Vandedrinck Senior Vice President Z. Clifton Dameron IV /s/ Z. Clifton Dameron IV Senior Vice President Z. Clifton Dameron IV /s/ Z. Clifton Dameron IV Senior Vice President Z. Clifton Dameron IV /s/ Z. Clifton Dameron IV

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT] The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Administrative Agent, as of the date first set forth above. WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Amy Thompson Amy Thompson Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT] The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Juan S. Hernandez Juan S. Hernandez Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT] The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Joseph H. Pugsley Joseph H. Pugsley Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as the Administrative Agent and as acting with the consent of the Required Lenders By: Name: Title: /s/ Rose Thomas Rose Thomas Assistant Vice President

#4911-8462-5805v1 EXHIBIT A

Schedule 5.19(a) 4927-1162-3053.v5 Schedule 5.19(a) Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments Part I – Restricted Subsidiaries Restricted Subsidiaries State or Jurisdiction of Incorporation 1. Willis Aeronautical Services, Inc. Delaware: corporation 2. Coconut Creek Aviation Assets LLC Delaware; limited liability company 3. Willis Lease Marine LLC Cayman Islands; limited liability company 4. Willis Aviation Services Limited England and Wales; private company limited by shares 5. Willis Engine Repair Centre (UK) Limited1 England and Wales; private company limited by shares 6. Willis Lease (Ireland) Limited Rep. of Ireland; company limited by shares 7. WLFC (Ireland) Limited Rep. of Ireland; private company limited by shares 8. Willis Lease Finance India IFSC Private Limited India; private company limited by shares 9. Willis Lease France France; Société par actions simplifiées (SAS) 10. WEST Engine Funding LLC Delaware; limited liability company 11. Willis Engine Repair Center, LLC Delaware; limited liability company 1 Formerly known as Willis Asset Management Limited

4927-1162-3053.v5 Part II – Excluded Subsidiaries Excluded Subsidiaries State or Jurisdiction of Incorporation 1. Facility Engine Acquisition LLC Delaware; limited liability company 2. WEST Engine Acquisition LLC Delaware; limited liability company 3. WLFC Funding (Ireland) Limited Rep. of Ireland; private company limited by shares 4. Willis Lease Finance (Ireland) Limited Rep. of Ireland; private company limited by shares 5. Willis Lease Singapore Pte. Ltd. Rep. of Singapore; private company limited by shares 6. Willis Engine Structured Trust III Delaware; business trust 7. WEST III France France; Société á responsabilité limitée 8. WEST III Engines (Ireland) Limited Rep. of Ireland; private company limited by shares 9. Willis Engine Structured Trust IV Delaware; business trust 10. WEST IV France France; Société á responsabilité limitée 11. WEST IV Engines (Ireland) Limited Rep. of Ireland; private company limited by shares 12. Willis Engine Structured Trust V Delaware; business trust 13. WEST V Engines (Ireland) Limited Rep. of Ireland; private company limited by shares 14. WEST V France France; Société á responsabilité limitée 15. Willis Engine Structured Trust VI Delaware; business trust 16. WEST VI Assets Corporation Delaware; corporation 17. WEST VI Engines (Ireland) Limited Rep. of Ireland; private company limited by shares 18. Willis Engine Structured Trust VII Delaware; business trust 19. Willis Engine Structured Trust VIII Delaware; business trust 20. Willis Engine Structured Trust IX Delaware; business trust 21. Willis Sustainable Fuels (UK) Limited England and Wales; private company limited by shares

	Excluded Subsidiaries	State or Jurisdiction of Incorporation
22.	Willis Aviation Finance LLC	Delaware; limited liability company
23.	Willis Warehouse Facility LLC	Delaware; limited liability company
24.	Willis Asset Finance Management LLC	Delaware; limited liability company
25.	Willis Asset Finance Fund I UGP LLC	Delaware; limited liability company
26.	Willis Asset Finance Fund I GP LP	Delaware; limited partnership
27.	Willis Asset Finance Fund I LP	Delaware; limited partnership
28.	Willis Aviation Lending Warehouse Parent I LLC	Delaware; limited liability company
29.	Willis Aviation Lending Warehouse I LLC	Delaware; limited liability company
30.	Willis Asset Leasing Fund I UGP LLC	Delaware; limited liability company
31.	Willis Asset Leasing Fund I GP LP	Delaware; limited partnership
32.	Willis Asset Leasing Fund I LP	Delaware; limited partnership
33.	Willis Asset International Master Fund I LP	Cayman Islands; exempted limited partnership
34.	Willis Asset US Master Fund I LP	Delaware; limited partnership
35.	Willis Asset Leasing Offshore Fund I LP	Cayman Islands; exempted limited partnership
36.	Willis Asset Holdings I LP	Cayman Islands; exempted limited partnership
37.	Willis Asset Holdings I LLC	Delaware; limited liability company
38.	WILLIS ASSET US BORROWER LLC	Delaware; limited liability company
39.	Willis Asset International Borrower Ltd.	Cayman Islands; exempted company with limited liability
40.	Willis Aviation Capital LLC	Delaware; limited liability company

Schedule 5.19(a)

4927-1162-3053.v5

Schedule 5.19(a) 4927-1162-3053.v5 Part III – Joint Ventures, Partnerships and Other Equity Investments Joint Ventures, Partnerships and Other Equity Investments State or Jurisdiction of Incorporation Carbonshift LLC Delaware Willis Mitsui & Co Engine Support Limited Rep. of Ireland CASC Willis Lease Finance Company Limited China Willis Global Engine Testing LLC Delaware